UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28a	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

Effective May 26, 2023, PepsiCo, Inc. (“PepsiCo”) terminated the $3,800,000,000 364 day unsecured revolving credit agreement, dated as of May 27, 2022, among PepsiCo, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent (the “2022 364 Day Credit Agreement”). There were no outstanding borrowings under the 2022 364 Day Credit Agreement at the time of its termination.

On May 26, 2023, PepsiCo entered into a new $4,200,000,000 364 day unsecured revolving credit agreement (the “2023 364 Day Credit Agreement”) among PepsiCo, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent. The 2023 364 Day Credit Agreement enables PepsiCo and its borrowing subsidiaries to borrow up to $4,200,000,000 in U.S. Dollars and/or Euros, subject to customary terms and conditions, and expires on May 24, 2024. PepsiCo may also, upon the agreement of either the then existing lenders or of additional banks not currently party to the 2023 364 Day Credit Agreement, increase the commitments under the 2023 364 Day Credit Agreement to up to $4,950,000,000 in U.S. Dollars and/or Euros. PepsiCo may request renewal of the 2023 364 Day Credit Agreement for an additional 364 day period or convert any amounts outstanding into a term loan for a period of up to one year, which term loan would mature no later than the anniversary of the then effective termination date. Subject to certain conditions stated in the 2023 364 Day Credit Agreement, PepsiCo and its borrowing subsidiaries may borrow, prepay and reborrow amounts under the 2023 364 Day Credit Agreement at any time during the term of the 2023 364 Day Credit Agreement. Funds borrowed under the 2023 364 Day Credit Agreement may be used for general corporate purposes of PepsiCo and its subsidiaries. The 2023 364 Day Credit Agreement contains customary representations and warranties and events of default. In the ordinary course of their respective businesses, the lenders under the 2023 364 Day Credit Agreement and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with PepsiCo and its affiliates.

Effective May 26, 2023, PepsiCo terminated the $3,800,000,000 five year unsecured revolving credit agreement, dated as of May 27, 2022, among PepsiCo, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent (the “2022 Five Year Credit Agreement”). There were no outstanding borrowings under the 2022 Five Year Credit Agreement at the time of its termination.

On May 26, 2023, PepsiCo entered into a new $4,200,000,000 five year unsecured revolving credit agreement (the “2023 Five Year Credit Agreement”) among PepsiCo, as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent. The 2023 Five Year Credit Agreement enables PepsiCo and its borrowing subsidiaries to borrow up to $4,200,000,000 in U.S. Dollars and/or Euros, including a $750,000,000 swing line subfacility for Euro-denominated borrowings permitted to be borrowed on a same day basis, subject to customary terms and conditions, and expires on May 26, 2028. PepsiCo may also, upon the agreement of either the then existing lenders or of additional banks not currently party to the 2023 Five Year Credit Agreement, increase the commitments under the 2023 Five Year Credit Agreement to up to $4,950,000,000 in U.S. Dollars and/or Euros. PepsiCo may, once a year, request renewal of the 2023 Five Year Credit Agreement for an additional one year period. Subject to certain conditions stated in the 2023 Five Year Credit Agreement, PepsiCo and its borrowing subsidiaries may borrow, prepay and reborrow amounts under the 2023 Five Year Credit Agreement at any time during the term of the 2023 Five Year Credit Agreement. Funds borrowed under the 2023 Five Year Credit Agreement may be used for general corporate purposes of PepsiCo and its subsidiaries. The 2023 Five Year Credit Agreement contains customary representations and warranties and events of default. In the ordinary course of their respective businesses, the lenders under the 2023 Five Year Credit Agreement and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with PepsiCo and its affiliates.

The foregoing descriptions of the 2023 364 Day Credit Agreement and 2023 Five Year Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 364 Day Credit Agreement and the 2023 Five Year Credit Agreement, as applicable, which are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	364 Day Credit Agreement, dated as of May 26, 2023, among PepsiCo, as borrower, the lenders named therein, and Citibank, N.A., as administrative agent.

99.2	Five Year Credit Agreement, dated as of May 26, 2023, among PepsiCo, as borrower, the lenders named therein, and Citibank, N.A., as administrative agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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